UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 14,  2007

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084                                                      55-0717455

             (Commission File No.)                      (IRS Employer Identification No.)

                          2450 First Avenue
                          P. O. Box 2968
                          Huntington, West Virginia                                                                                                                               25728

                          (Address of Principal Executive Offices)                                                                                                      (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2. Acquisition or Disposition of Assets.

By Form 8-K dated September 19, 2007 filed with the Commission on September 19, 2007 Champion Industries, Inc.  (“Champion”), a West Virginia corporation, reported that effective September 14, 2007 it had completed the acquisition of the assets of the Herald-Dispatch daily newspaper published in Huntington, West Virginia for a purchase price of $77 million, subject to a post closing adjustment as set forth in the asset purchase agreement described in the 8-K, attached thereto and incorporated therein. In its Form 8-K, Champion stated that with respect to the information required by Items 9.01 (a) (4) and 9.01 (b) (2) of Form 8-K, such information would be filed as an amendment to Form 8-K to the extent required. Champion files this Amendment to Current Report on Form 8-K/A to amend and supplement its earlier report on Form 8-K by providing the financial statements of the acquired business and required pro forma financial information, as follows.

Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements

The following report and financial statements of the (Huntington) Herald-Dispatch (“HHD”) are filed as part of this Form 8-K/A and are attached hereto, and incorporated herein by reference as Exhibit 99.1.  Interim financial statements of HHD are filed as part of this Form 8-K/A and are attached hereto, and incorporated herein by reference as Exhibit 99.2.

(a) Report of Independent Auditors.

(b) Balance Sheets as of December 31, 2006 and December 25, 2005.

(c) Statements of Income for the Fiscal years ended December 31, 2006, December 25, 2005 and December 26 2004.

(d) Statements of Parent Equity for the Fiscal years ended December 31, 2006, December 25, 2005 and December 26, 2004.

(e) Statements of Cash Flows for the Fiscal years ended December 31, 2006, December 25, 2005 and December 26, 2004.

(f) Notes to Financial Statements.

(g) Unaudited interim financial statements:  Balance Sheet as of June 30, 2007, Statements of Income for the Fiscal six months ended June 30, 2007 and 2006, Statements of Cash Flows for the Fiscal six months ended June 30, 2007 and 2006, Notes to Financial Statements.

(b)	Pro forma financial information

The following pro forma financial information is filed as part of this Form 8-K/A and is attached hereto and incorporated herein by reference as Exhibit 99.3.  Champion’s fiscal year ends October 31, 2006 while the HHD fiscal year ends on the last Sunday of the calendar year.  Therefore, the pro forma financial statements are combined pursuant to the periods defined herein.

(a) Unaudited Pro forma combined Balance Sheets as of April 30, 2007 for Champion and as of June 30, 2007 for HHD.

(b) Unaudited Pro forma combined Statements of Operations for the year ended October 31, 2006 for Champion and December 31, 2006 for the HHD and the six months ended April 30, 2007 for Champion and the six months ended June 30, 2007 for the HHD.

(c) Notes to the unaudited pro forma combined financial statements.

(d)	Exhibits
	23	CONSENT OF ERNST & YOUNG LLP
99.1
(a) Report of Independent Auditors.

(b) Balance Sheets as of December 31, 2006 and December 25, 2005.

(c) Statements of Income for the Fiscal years ended December 31, 2006, December 25, 2005 and December 26 2004.

(d) Statements of Parent Equity for the Fiscal years ended December 31, 2006, December 25, 2005 and December 26, 2004.

(e) Statements of Cash Flows for the Fiscal years ended December 31, 2006, December 25, 2005 and December 26, 2004.

(f) Notes to Financial Statements.

99.2
Unaudited interim financial statements:  Balance Sheet as of June 30, 2007, Statements of Income for the Fiscal six months ended June 30, 2007 and 2006, Statements of Cash Flows for the Fiscal six months ended June 30, 2007 and 2006, Notes to Financial Statements.

99.3
(a) Unaudited Pro forma combined Balance Sheets as of April 30, 2007 for Champion and as of June 30, 2007 for HHD.

(b) Unaudited Pro forma combined Statements of Operations for the year ended October 31, 2006 for Champion and December 31, 2006 for the HHD and the six months ended April 30, 2007 for Champion and the six months ended June 30, 2007 for the HHD.

(c) Notes to the unaudited pro forma combined financial statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized

CHAMPION INDUSTRIES, INC. (Registrant)
Date: November 14, 2007
/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

23	CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
99.1
(a) Report of Independent Auditors.

(b) Balance Sheets as of December 31, 2006 and December 25, 2005.

(c) Statements of Income for the Fiscal years ended December 31, 2006, December 25, 2005 and December 26 2004.

(d) Statements of Parent Equity for the Fiscal years ended December 31, 2006, December 25, 2005 and December 26, 2004.

(e) Statements of Cash Flows for the Fiscal years ended December 31, 2006, December 25, 2005 and December 26, 2004.

(f) Notes to Financial Statements.

99.2
Unaudited interim financial statements:  Balance Sheet as of June 30, 2007, Statements of Income for the Fiscal six months ended June 30, 2007 and 2006, Statements of Cash Flows for the Fiscal six months ended June 30, 2007 and 2006, Notes to Financial Statements.

99.3
(a) Unaudited Pro forma combined Balance Sheets as of April 30, 2007 for Champion and as of June 30, 2007 for HHD.

(b) Unaudited Pro forma combined Statements of Operations for the year ended October 31, 2006 for Champion and December 31, 2006 for the HHD and the six months ended April 30, 2007 for Champion and the six months ended June 30, 2007 for the HHD.

(c) Notes to the unaudited pro forma combined financial statements.

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